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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report dated February 12, 1997 included in this Form 10-K, into the Company's previously filed Registration Statements No. 33-64712, 33-52993, 33-00583 and 33-02775.



                                                             ARTHUR ANDERSEN LLP

Houston, Texas
February 21, 1997